Events subsequent to the December 31 consolidated balance sheet date	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Events subsequent to the December 31 consolidated balance sheet date
31. Events subsequent to the December 31, 2020, consolidated balance sheet date
Significant transactions not closed as of January 25, 2021
In November 2020 and in January 2021, Novartis entered into long-term research and development agreements, both of which did not close as of January 25, 2021. For additional information see Note 28.
Significant transaction closed in January 2021
In December 2020, Novartis entered into a business acquisition agreement that closed on January 21, 2021, with an estimated fair value purchase price of USD 235 million.
Dividend proposal for 2020 and approval of the Group’s 2020 consolidated financial statements
On January 25, 2021, the Novartis AG Board of Directors proposed the acceptance of the 2020 consolidated financial statements of the Novartis Group for approval by the Annual General Meeting on March 2, 2021. Furthermore, also on January 25, 2021, the Board proposed a dividend of CHF 3.00 per share to be approved at the Annual General Meeting on March 2, 2021. If approved, total dividend payments would amount to approximately USD 7.7 billion (2019: USD 7.0 billion), using the CHF/USD December 31, 2020, exchange rate.